SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 18, 2002

Northrop Grumman Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-16411	95-4840775

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1840 Century Park East, Los Angeles, California 90067                    www.northropgrumman.com

(Address of Principal Executive Offices and internet site)

(310) 553-6262

(Registrant’s telephone number, including area code)

Item 5.    Other Events

On November 18, 2002, Northrop Grumman Corporation and BCP Acquisition Company L.L.C., a Delaware limited liability company, entered into a Master Purchase Agreement dated as of such date (the “Master Purchase Agreement”) providing for the purchase and sale of certain of TRW Inc.'s automotive business assets and property. The terms and conditions of such purchase and sale are set forth in the Master Purchase Agreement, a copy of which agreement is attached as Exhibit 2.1 and is incorporated herein by this reference.

On November 19, 2002, Northrop Grumman Corporation issued a press release announcing the execution of the Master Purchase Agreement, a copy of which press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.    Financial Statements and Exhibits

                (c)    Exhibits

2.1	Master Purchase Agreement between BCP Acquisition Company L.L.C. and Northrop Grumman Corporation dated as of November 18, 2002.

99.1	Press Release dated November 19, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 19, 2002	NORTHROP GRUMMAN CORPORATION (Registrant)

	By:	/s/ JOHN H. MULLAN
John H. Mullan, Corporate Vice President and Secretary

Exhibit Index

Exhibit No.	Description
2.1	Master Purchase Agreement between BCP Acquisition Company L.L.C. and Northrop Grumman Corporation dated as of November 18, 2002.

99.1	Press Release dated November 19, 2002.